Government Properties Income Trust Exhibit 99.2 Fourth Quarter 2016 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS

TABLE OF CONTENTS

OFFICE PROPERTIES INCOME TRUST

		PAGE
CORPORATE INFORMATION		
	Company Profile	4
	Investor Information	5
	Research Coverage	6
FINANCIALS		
	Key Financial Data	8
	Condensed Consolidated Balance Sheets	9
	Condensed Consolidated Statements of Income (Loss)	10
	Condensed Consolidated Statements of Cash Flows	12
	Debt Summary	14
	Debt Maturity Schedule	15
	Leverage Ratios, Coverage Ratios and Public Debt Covenants	16
	Capital Expenditures Summary	17
	Property Acquisition and Disposition Information Since January 1, 2019	18
	Investments in Unconsolidated Joint Ventures	19
	Calculation and Reconciliation of Property NOI and Property Cash Basis NOI	20
	Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI	21
	Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	22
	Calculation of FFO Available for Common Shareholders and Normalized FFO Available for Common Shareholders	24
	Definitions of Certain Non-GAAP Financial Measures	26
PORTFOLIO INFORMATION		
	Summary Same Property Results	28
	Occupancy and Leasing Summary	29
	Tenant Diversity and Credit Characteristics	30
	Tenants Representing 1% or More of Total Annualized Rental Income	31
	Lease Expiration Schedule	32
EXHIBITS		
A	Pro Forma Summary Same Property Results	34
B	Reconciliation and Calculation of Pro Forma Same Property NOI and Same Property Cash Basis NOI	35
C	Pro Forma Capital Expenditures Summary	36
D	Pro Forma Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	37
E	Property Detail	38
WARNING CONCERNING FORWARD-LOOKING STATEMENTS		43

Certain pro forma financial information is presented in the Exhibits to this supplemental operating and financial data report, as well as certain property information for Select Income REIT, or SIR, as if the merger of SIR with and into a wholly owned subsidiary of us that was completed on December 31, 2018 had occurred on January 1, 2018. Such pro forma financial information is not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, our capital structure, our property level operating expenses and revenues, including rents expected to be received on our existing leases or leases we may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in the pro forma financial information and such differences could be significant.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

2

One Memphis Place, Memphis, TN Square Feet: 204,694 Primary Agency Occupant: U.S. Courts Office Properties Income Trust 3 Supplemental Operating and Financial Data, June 30,CORPORATE 2019 INFORMATION

COMPANY PROFILE

COMPANY PROFILE

The Company:

Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing buildings primarily leased to single tenants and those with high credit quality characteristics, such as government entities. The majority of our properties are office buildings. Office Properties Income Trust is a component of 58 market indices and it comprises more than 1% of the following indices as of June 30, 2019: Russell 200 Equity REIT: Office Index (RGUSFSEO), BI North America Office REIT Valuation Peers (BROFFRTV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Solactive US Small Cap High Dividend Index (SOSSMHD), Bloomberg Reit Office Property Index (BBREOFPY), Russell 2000 Real Estate Investment Trusts (Reit) Index (RGUSFSRI) and Solactive Global SuperDividend Index (SOLSDIV).

Effective after the close of trading on December 31, 2018, we completed our merger with Select Income REIT, or SIR, whereby SIR merged with and into a subsidiary of us, or the Merger, with us as the surviving entity and we changed our name to OPI. Accordingly, the assets acquired and liabilities assumed from SIR in the Merger are included in our consolidated balance sheet beginning December 31, 2018; however, SIR's results of operations are excluded from our actual historical consolidated statements of income (loss) for all periods prior to and including December 31, 2018.

Management:

OPI is managed by The RMR Group LLC, or RMR LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing OPI, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT, that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of June 30, 2019, RMR had $30.6 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and approximately 50,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

OFFICE PROPERTIES INCOME TRUST

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 219-1440

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: OPI
Senior Unsecured Notes due 2046: OPINI

Issuer Ratings:

Moody's: Baa3
Standard & Poor's: BBB-

Key Data (As of and For the Quarter Ended June 30, 2019):

(dollars and sq. ft. in thousands)

Total properties (1)	209
Total sq. ft. (1)	29,309
Percent leased (1)	91.6%
Q2 2019 total rental income	$176,032
Q2 2019 net loss available for common shareholders	$ (64,774)
Q2 2019 Normalized FFO available for common shareholders (2)	$79,250

(1) Excludes three properties owned by unconsolidated joint ventures and includes nine properties classified as held for sale.

(2) See page 24 for the calculation of Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, to this amount.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
4

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION INVESTOR Managing Trustee Chair of the Board & Managing Trustee Senior Management David M. Blackman Matthew C. Brown Christopher J. Bilotto President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Matthew C. Brown, Two Newton Place Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 219-1440 Newton, MA 02458-1634 or mbrown@opireit.com (617) 219-1410 info@opireit.com Investor and media inquiries should be directed to www.opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 or osnyder@opireit.com Office Properties Income Trust 5 Supplemental Operating and Financial Data, June 30, 2019

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR Bank of America / Merrill Lynch Bryan Maher James Feldman bmaher@brileyfbr.com James.Feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Morgan Stanley Mitch Germain Vikram Malhotra RESEARCH COVERAGE mgermain@jmpsecurities.com vikram.malhotra@morganstanley.com (212) 906-3546 (212) 761-7064 RBC Capital Markets Michael Carroll Michael.Carroll@rbccm.com (440) 715-2649 Rating Agencies Moody’s Investors Service Standard & Poor’s Lori Marks Michael Souers Lori.marks@moodys.com michael.souers@spglobal.com (212) 553-0376 (212) 438-2508 OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Office Properties Income Trust 6 Supplemental Operating and Financial Data, June 30, 2019

625 Indiana Avenue, Washington, DC 9960Square Maryland Feet: Drive, 160,897 Richmond, VA SquarePrimary Feet: Agency 173,932 Occupant: U.S. Courts Agency Occupant: The Commonwealth of Virginia Office Properties Income Trust 7 Supplemental Operating and Financial Data, June 30, 2019 FINANCIALS 7

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Selected Balance Sheet Data:					
Total gross assets (1)	$ 5,198,382	$ 5,313,886	$ 5,613,730	$ 3,847,915	$ 3,866,055
Total assets	$ 4,804,322	$ 4,927,198	$ 5,238,583	$ 3,484,425	$ 3,507,769
Total liabilities	$ 3,107,836	$ 3,140,194	$ 3,459,615	$ 2,245,064	$ 2,226,119
Total shareholders' equity	$ 1,696,486	$ 1,787,004	$ 1,778,968	$ 1,239,361	$ 1,281,650
Selected Income Statement Data:					
Rental income	$ 176,032	$ 174,777	$ 103,656	$ 106,102	$ 108,085
Net income (loss) available for common shareholders	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ 29,602
Property NOI (2)	$ 120,723	$ 116,868	$ 62,026	$ 64,462	$ 68,103
Adjusted EBITDA*re* (3)	$ 114,897	$ 111,162	$ 57,901	$ 73,573	$ 76,686
FFO available for common shareholders (4)	$ 79,081	$ 72,275	$ 26,340	$ 36,367	$ 54,605
Normalized FFO available for common shareholders (4)	$ 79,250	$ 73,273	$ 39,101	$ 52,967	$ 51,325
Per Common Share Data:					
Net income (loss) available for common shareholders (basic and diluted)	$ (1.35)	$ 0.71	$ (2.31)	$ (0.02)	$ 1.20
FFO available for common shareholders (basic) (4)	$ 1.65	$ 1.50	$ 1.05	$ 1.47	$ 2.21
FFO available for common shareholders (diluted) (4)	$ 1.65	$ 1.50	$ 1.05	$ 1.47	$ 2.20
Normalized FFO available for common shareholders (basic and diluted) (4)	$ 1.65	$ 1.53	$ 1.56	$ 2.14	$ 2.07
Dividends:					
Annualized dividends paid per share during period	$ 2.20	$ 2.20	$ 6.88	$ 6.88	$ 6.88
Annualized dividend yield (at end of period) (5)	8.4%	8.0%	25.0%	15.2%	10.9%
Normalized FFO available for common shareholders payout ratio (4)	33.3%	35.9%	110.3%	81.1%	82.7%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 20 for the calculation of Property NOI and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to that amount.
(3) See page 22 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(4) See page 24 for the calculation of FFO available for common shareholders and Normalized FFO available for common shareholders and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to those amounts.
(5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
8

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) June 30, December 31, 2019 2018 ASSETS Real estate properties: Land $ 875,019 $ 924,164 Buildings and improvements 2,941,375 3,020,472 Total real estate properties, gross 3,816,394 3,944,636 Accumulated depreciation (394,060) (375,147) Total real estate properties, net 3,422,334 3,569,489 Assets of properties held for sale 126,014 253,501 Investments in unconsolidated joint ventures 41,634 43,665 Acquired real estate leases, net 924,594 1,056,558 Cash and cash equivalents 21,102 35,349 Restricted cash 3,583 3,594 Rents receivable, net 70,639 72,051 Deferred leasing costs, net 34,697 25,672 Other assets, net 159,725 178,704 Total assets $ 4,804,322 $ 5,238,583 LIABILITIES AND SHAREHOLDERS’ EQUITY Unsecured revolving credit facility $ 65,000 $ 175,000 Unsecured term loans, net 169,827 387,152 Senior unsecured notes, net 2,362,629 2,357,497 Mortgage notes payable, net 325,293 335,241 Liabilities of properties held for sale 1,953 4,271 Accounts payable and other liabilities 159,055 145,536 Due to related persons 6,593 34,887 Assumed real estate lease obligations, net 17,486 20,031 Total liabilities 3,107,836 3,459,615 CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,113,444 and 48,082,903 shares issued and outstanding, respectively 481 481 Additional paid in capital 2,611,570 2,609,801 Cumulative net income 116,127 146,882 Cumulative other comprehensive income (loss) (495) 106 Cumulative common distributions (1,031,197) (978,302) Total shareholders’ equity 1,696,486 1,778,968 Total liabilities and shareholders’ equity $ 4,804,322 $ 5,238,583 Office Properties Income Trust 9 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

OFFICE PROPERTIES INCOME TRUST

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(amounts in thousands, except per share data and percentages)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Rental income	$ 176,032	$ 108,085	$ 350,809	$ 216,802
Expenses:				
Real estate taxes	18,147	12,365	36,539	25,330
Utility expenses	7,470	6,018	16,851	12,707
Other operating expenses	29,692	21,599	59,828	44,436
Depreciation and amortization	73,913	42,671	151,434	86,875
Loss on impairment of real estate (1)	2,380	(316)	5,584	5,800
Acquisition and transaction related costs (2)	98	—	682	—
General and administrative (3)	8,744	4,449	17,467	14,055
Total expenses	140,444	86,786	288,385	189,203
Gain (loss) on sale of real estate (4)	(17)	17,329	22,075	17,329
Dividend income	980	304	1,960	608
Unrealized gain (loss) on equity securities (5)	(66,135)	10,321	(44,007)	23,252
Interest income	241	149	489	265
Interest expense (including amortization of debt premiums, discounts and issuance costs of $2,863, $892, $5,704 and $1,856, respectively)	(35,348)	(23,304)	(72,481)	(46,070)
Loss on early extinguishment of debt	(71)	—	(485)	—
Income (loss) from continuing operations before income tax benefit (expense) and equity in net losses of investees	(64,762)	26,098	(30,025)	22,983
Income tax benefit (expense)	130	(83)	(353)	(115)
Equity in net losses of investees	(142)	(629)	(377)	(1,206)
Income (loss) from continuing operations	(64,774)	25,386	(30,755)	21,662
Income from discontinued operations (6)	—	4,309	—	14,598
Net income (loss)	(64,774)	29,695	(30,755)	36,260
Preferred units of limited partnership distributions	—	(93)	—	(371)
Net income (loss) available for common shareholders	$ (64,774)	$ 29,602	$ (30,755)	$ 35,889
Weighted average common shares outstanding (basic)	48,049	24,763	48,040	24,762
Weighted average common shares outstanding (diluted)	48,049	24,766	48,040	24,763
Per common share amounts (basic and diluted):				
Income (loss) from continuing operations	$ (1.35)	$ 1.02	$ (0.64)	$ 0.86
Income from discontinued operations	$ —	$ 0.17	$ —	$ 0.59
Net income (loss) available for common shareholders	$ (1.35)	$ 1.20	$ (0.64)	$ 1.45
Additional Data:				
General and administrative expenses / total assets (at end of period) (3)	0.18%	0.13%	0.36%	0.40%
Non-cash straight line rent adjustments included in rental income (7)	$ 5,667	$ 2,744	$ 12,461	$ 5,835
Lease value amortization included in rental income (7)	$ (1,446)	$ (753)	$ (2,593)	$ (1,588)
Lease termination fees included in rental income (7)	$ 8,867	$ —	$ 9,161	$ —
Non-cash amortization included in other operating expenses (8)	$ 121	$ 121	$ 242	$ 242
Non-cash amortization included in general and administrative expenses (8)	$ 151	$ 151	$ 302	$ 302

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

10

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) (dollars in thousands) (1) We recorded an adjustment of $2,380 to reduce the carrying value of one property to its estimated fair value less costs to sell during the three months ended June 30, 2019. We recorded an adjustment of $2,757 to reduce the carrying value of one property to its estimated fair value less costs to sell and a $447 loss on impairment of real estate related to the disposal of a property portfolio consisting of 34 properties located in Northern Virginia and Maryland during the three months ended March 31, 2019. We recorded an adjustment of $322 to increase the carrying value of one property removed from held for sale status to its estimated fair value and an adjustment of $6 to reduce the carrying value of one property to its estimated fair value less costs to sell during the three months ended June 30, 2018. We recorded a $6,116 loss on impairment of real estate during the three months ended March 31, 2018 to reduce the carrying value of three properties to their estimated fair value less costs to sell. (2) Acquisition and transaction related costs for the three and six months ended June 30, 2019 consist of costs incurred in connection with the Merger. (3) Incentive fees under our business management agreement with The RMR Group LLC, are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expenses in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Normalized FFO until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No estimated business management incentive fees were included in net income (loss) for the three and six months ended June 30, 2019. Net income for the three and six months ended June 30, 2018 includes the reversal of $2,150 previously accrued business management incentive fee expense and $737 of estimated business management incentive fee expense, respectively. (4) We recorded a $22,075 gain on the sale of one property during the six months ended June 30, 2019. We recorded a $17,329 gain on the sale of one property during the three months ended June 30, 2018. (5) Unrealized gain (loss) on equity securities represents the adjustment required to adjust the carrying value of our investment in The RMR Group Inc., or RMR Inc., common stock to its fair value as of the end of each period presented. On July 1, 2019, we sold our entire investment in shares of class A common stock of RMR Inc., or RMR Inc. common stock. (6) Income from discontinued operations includes operating results related to our former equity method investment in SIR that we sold in October 2018. (7) We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (8) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. Office Properties Income Trust 11 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Six Months Ended June 30, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ (30,755) $ 36,260 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation 46,091 34,037 Amortization of debt premiums, discounts and issuance costs 5,704 1,856 Amortization of acquired real estate leases 105,460 52,238 Amortization of deferred leasing costs 2,771 2,288 Gain on sale of real estate (22,075) (17,329) Loss on impairment of real estate 5,584 5,800 Loss on early extinguishment of debt 485 — Straight line rental income (12,461) (5,835) Other non-cash (income) expenses, net 1,288 (2) Unrealized (gain) loss on equity securities 44,007 (23,252) Equity in net losses of investees 377 1,206 Equity in earnings of Select Income REIT included in discontinued operations — (14,590) Net gain on issuance of shares by Select Income REIT included in discontinued operations — (8) Distributions of earnings from Select Income REIT — 14,590 Change in assets and liabilities: Rents receivable 15,886 4,870 Deferred leasing costs (15,208) (4,141) Other assets 6,104 4,870 Accounts payable and other liabilities (16,858) (1,631) Due to related persons (28,610) 2,270 Net cash provided by operating activities 107,790 93,497 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate improvements (21,126) (21,324) Distributions in excess of earnings from Select Income REIT — 10,827 Distributions in excess of earnings from unconsolidated joint ventures 1,121 2,233 Proceeds from sale of properties, net 288,885 142,189 Net cash provided by investing activities 268,880 133,925 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Office Properties Income Trust 12 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) For the Six Months Ended June 30, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of mortgage notes payable (9,970) (1,808) Repayment of unsecured term loans (218,000) — Borrowings on unsecured revolving credit facility 85,000 70,000 Repayments on unsecured revolving credit facility (195,000) (188,000) Repurchase of common shares (63) (18) Redemption of preferred units of limited partnership — (20,221) Preferred units of limited partnership distributions — (646) Distributions to common shareholders (52,895) (85,266) Net cash used in financing activities (390,928) (225,959) Increase (decrease) in cash, cash equivalents and restricted cash (14,258) 1,463 Cash, cash equivalents and restricted cash at beginning of period 38,943 19,680 Cash, cash equivalents and restricted cash at end of period $ 24,685 $ 21,143 SUPPLEMENTAL CASH FLOW INFORMATION: Interest paid $ 68,640 $ 43,958 Income taxes paid $ 457 $ 38 SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows: As of June 30, 2019 2018 Cash and cash equivalents $ 21,102 $ 18,695 Restricted cash 3,583 2,448 Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows $ 24,685 $ 21,143 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Office Properties Income Trust 13 Supplemental Operating and Financial Data, June 30, 2019

DEBT SUMMARY

DEBT SUMMARY (1)

OFFICE PROPERTIES INCOME TRUST

As of June 30, 2019

(dollars in thousands)

	Coupon Rate (2)	Interest Rate (3)	Principal Balance (4)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
$750,000 unsecured revolving credit facility (5) (6)	3.472%	3.472%	$ 65,000	1/31/2023	$ 65,000	3.6
$300,000 unsecured term loan (6) (7)	3.802%	3.802%	170,000	3/31/2020	170,000	0.8
Subtotal / weighted average	3.711%	3.711%	235,000		235,000	1.6
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2019 (8)	3.750%	3.930%	350,000	8/15/2019	350,000	0.1
Senior unsecured notes due 2020	3.600%	3.608%	400,000	2/1/2020	400,000	0.6
Senior unsecured notes due 2022	4.150%	4.196%	300,000	2/1/2022	300,000	2.6
Senior unsecured notes due 2022	4.000%	4.000%	300,000	7/15/2022	300,000	3.0
Senior unsecured notes due 2024	4.250%	4.404%	350,000	5/15/2024	350,000	4.9
Senior unsecured notes due 2025	4.500%	4.770%	400,000	2/1/2025	400,000	5.6
Senior unsecured notes due 2046	5.875%	5.875%	310,000	5/1/2046	310,000	26.9
Subtotal / weighted average	4.276%	4.377%	2,410,000		2,410,000	5.9
Secured Fixed Rate Debt:						
Mortgage debt - One property in Washington, DC	5.720%	3.690%	33,301	7/1/2020	32,462	1.0
Mortgage debt - One property in Philadelphia, PA	4.400%	4.220%	40,418	8/3/2020	39,635	1.1
Mortgage debt - One property in Lakewood, CO	8.150%	6.150%	2,310	3/1/2021	118	1.7
Mortgage debt - One property in Fairfax, VA	5.877%	5.877%	13,303	8/11/2021	12,702	2.1
Mortgage debt - One property in Washington, DC	4.220%	4.190%	26,870	7/1/2022	24,668	3.0
Mortgage debt - Three properties in Seattle, WA	3.550%	4.210%	71,000	5/1/2023	71,000	3.8
Mortgage debt - One property in Chicago, IL	3.700%	4.210%	50,000	6/1/2023	50,000	3.9
Mortgage debt - One property in Washington, DC	4.800%	4.190%	24,311	6/1/2023	22,584	3.9
Mortgage debt - One property in Washington, DC	4.050%	4.440%	66,780	9/1/2030	60,566	11.2
Subtotal / weighted average	4.238%	4.283%	328,293		313,735	4.6
Total / weighted average	4.228%	4.314%	$ 2,973,293		$ 2,958,735	5.4

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
14

DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE (1)

As of June 30, 2019

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total Principal Balance (4)
2019	$ —	$ 350,000 (8)	$ 2,084	$ 352,084
2020	170,000 (9)	400,000	75,707	645,707
2021	—	—	14,420	14,420
2022	—	600,000	25,518	625,518
2023	65,000 (10)	—	143,784	208,784
2024	—	350,000	—	350,000
2025	—	400,000	287	400,287
2026 and thereafter	—	310,000	66,493	376,493
Total	$ 235,000	$ 2,410,000	$ 328,293	$ 2,973,293
Percent of total principal balance	7.9%	81.1%	11.0%	100.0%

(1) Excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for additional information regarding these joint ventures and related mortgage notes.
(2) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(3) Includes the effect of mark to market accounting for certain mortgages and premiums or discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization.
(4) Principal balances exclude unamortized premiums, discounts and issuance costs related to these debts. The carrying value of our total debt of $2,922,749 as of June 30, 2019 is net of unamortized premiums, discounts and certain issuance costs totaling $50,544.
(5) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed above is as of June 30, 2019 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility for two additional six month periods.
(6) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility and term loan may be increased to up to $2,015,000 on a combined basis in certain circumstances.
(7) We are required to pay interest on the amounts outstanding under our term loan due March 31, 2020 at an annual rate of LIBOR plus a premium of 140 basis points, subject to adjustment based on changes to our credit ratings. The coupon rate and interest rate are as of June 30, 2019. This term loan is prepayable without penalty at any time. During the six months ended June 30, 2019, we repaid $130,000 of the principal balance of this term loan, which reduced the principal amount outstanding to $170,000. In July 2019, we repaid an additional $105,000 of the principal balance of this term loan with the net proceeds of our sale of 2,801,060 shares of RMR Inc. common stock.
(8) In July 2019, we redeemed, at par plus accrued interest, our $350,000 senior unsecured notes that had a maturity date in August 2019. We used cash on hand and borrowings under our revolving credit facility to make this prepayment.
(9) Represents the outstanding balance of our term loan at June 30, 2019.
(10) Represents the amount outstanding under our revolving credit facility at June 30, 2019.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
15

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Leverage Ratios:					
Net debt (1) / total gross assets (2)	56.8%	57.1%	58.4%	55.8%	55.0%
Net debt (1) / gross book value of real estate assets (3)	57.0%	57.2%	60.8%	69.6%	61.9%
Net debt (1) / total market capitalization (4)	69.7%	69.2%	70.7%	65.5%	57.2%
Secured debt (1) / total assets	6.8%	6.7%	6.5%	5.2%	5.2%
Variable rate debt (1) / net debt (1)	8.0%	10.4%	17.2%	47.4%	47.2%
Coverage Ratios:					
Adjusted EBITDA*re* (5) / interest expense	3.3x	3.0x	2.8x	3.1x	3.3x
Net debt (1) / annualized Adjusted EBITDA*re* (5)	6.8x	6.8x	nm (6)	7.3x	6.9x
Public Debt Covenants:					
Total debt (1) / adjusted total assets (7) (maximum 60.0%)	54.1%	54.9%	56.8%	52.1%	51.9%
Secured debt (1) / adjusted total assets (7) (maximum 40.0%)	6.0%	5.9%	5.8%	4.4%	4.4%
Consolidated income available for debt service (8) / debt service (minimum 1.50x)	3.5x	3.2x	3.2x	2.3x	3.4x
Total unencumbered assets (7) / unsecured debt (1) (minimum 150.0%)	181.2%	178.5%	171.9%	184.0%	184.9%

(1) Debt amounts represent the outstanding principal balance as of the date reported. Net debt is total debt less cash. Total debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures and related mortgage notes.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 22 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(6) For the three months ended December 31, 2018, net debt includes SIR's debt less SIR's cash assumed in the Merger; however, annualized Adjusted EBITDA*re* excludes SIR's results of operations for the three month period. On a pro forma basis as if the Merger had occurred on October 1, 2018, net debt (total debt less cash) / annualized Adjusted EBITDA*re* would have been 7.5x. See Exhibit D on page 37 for pro forma calculations of EBITDA*re* and Adjusted EBITDA*re* as if the Merger occurred on October 1, 2018.
(7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and the lower of cost or market of our former investment in SIR for the applicable periods, and exclude depreciation and amortization, accounts receivable and intangible assets.
(8) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and gains or losses on equity issuance by SIR and equity in earnings of SIR and including distributions received from SIR and our unconsolidated joint ventures, if any, determined together with debt service for the period presented.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
16

CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended (1)(2)				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Tenant improvements (3)	$ 7,123	$ 4,912	$ 5,450	$ 2,293	$ 3,854
Leasing costs (4)	6,760	7,325	5,635	1,831	1,626
Building improvements (5)	7,317	4,308	11,250	6,707	4,048
Recurring capital expenditures	21,200	16,545	22,335	10,831	9,528
Development, redevelopment and other activities (6)	959	226	1,148	664	734
Total capital expenditures	$ 22,159	$ 16,771	$ 23,483	$ 11,495	$ 10,262
Average sq. ft. during period (7)	29,722	31,017	16,204	17,046	17,189
Building improvements per average sq. ft. during period	$ 0.25	$ 0.14	$ 0.69	$ 0.39	$ 0.24

(1) Historical data prior to the three months ended March 31, 2019 does not include capital expenditures activity of the SIR properties acquired in the Merger. See Exhibit C on page 36 for a summary of capital expenditures activity of the SIR properties prior to the Merger as well as a pro forma combined capital expenditures summary.
(2) Excludes capital expenditures related to three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(3) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(4) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(5) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(6) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property or (ii) capital expenditure projects that reposition a property or result in new sources of revenue.
(7) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. Average square footage for the three months ended December 31, 2018 excludes square feet from properties acquired from SIR on December 31, 2018.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

17

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 (dollars and sq. ft. in thousands) ACQUISITIONS: We have not acquired any properties since January 1, 2019. DISPOSITIONS: Date Number of Gross Sold Location Properties Sq. Ft. Sales Price (1) 2/8/2019 Northern Virginia and Maryland 34 1,636 $ 198,500 3/18/2019 Washington, D.C. 1 129 70,000 5/29/2019 Buffalo, NY 1 122 16,900 5/31/2019 Maynard, MA 1 287 5,000 6/19/2019 Kapolei, HI 1 417 7,100 7/12/2019 San Jose, CA 1 72 14,000 7/30/2019 Nashua, NH 1 322 25,000 Total 40 2,985 $ 336,500 (1) Gross sales price includes purchase price adjustments, if any, and excludes closing costs. Office Properties Income Trust 18 PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 SINCE JANUARY AND DISPOSITIONS INFORMATION ACQUISITIONS PROPERTY Supplemental Operating and Financial Data, June 30, 2019

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

Unconsolidated Joint Ventures:

Joint Venture	OPI Ownership	OPI Investment at June 30, 2019	Number of Properties	Location	Square Feet	Occupancy at June 30, 2019	Weighted Average Lease Term (1)
Prosperity Metro Plaza	51%	$ 23,274	2	Fairfax, VA	328,456	82.5%	3.9 years
1750 H Street, NW	50%	18,360	1	Washington, D.C.	115,411	100.0%	1.8 years
Total / Weighted Average		$ 41,634	3		443,867	87.1%	3.0 years

Outstanding Unconsolidated Debt:

Joint Venture	OPI Ownership	Interest Rate (2)	Maturity Date	Principal Balance at June 30, 2019 (3)	Annualized Debt Service	Balance at Maturity (3)	OPI Share of Principal Balance (4) at June 30, 2019
Prosperity Metro Plaza (5)	51%	4.090%	12/1/2029	$ 50,000	$ 2,045	$ 45,246	$ 25,500
1750 H Street, NW	50%	3.690%	8/1/2024	32,000	1,181	32,000	16,000
Total / Weighted Average		3.934%		$ 82,000	$ 3,226	$ 77,246	$ 41,500

Results of Operations - Unconsolidated Joint Ventures: (6)

	For the Three Months Ended June 30, 2019			For the Six Months Ended June 30, 2019		
	Prosperity Metro Plaza	1750 H Street, NW	Total	Prosperity Metro Plaza	1750 H Street, NW	Total
Equity in losses of affiliates	$ (20)	$ (252)	$ (272)	$ (387)	$ (524)	$ (911)
Depreciation and amortization	750	660	1,410	1,841	1,320	3,161
Other expenses, net (7)	241	198	439	486	361	847
NOI (8)	971	606	1,577	1,940	1,157	3,097
Lease value amortization included in rental income (9)	(13)	34	21	(26)	68	42
Non-cash straight line rent adjustments included in rental income (9)	4	(5)	(1)	7	(13)	(6)
Cash Basis NOI (8)	$ 962	$ 635	$ 1,597	$ 1,921	$ 1,212	$ 3,133
Distributions received by OPI	$ 204	$ 396	$ 600	$ 306	$ 815	$ 1,121

(1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of June 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures, and excluding lease value amortization.
(2) Includes the effect of interest rate protection and mark to market accounting.
(3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own.
(4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us.
(5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date.
(6) Reflects our proportionate share of operating results for the three and six months ended June 30, 2019 based on our ownership percentage of the respective joint ventures.
(7) Includes interest expense, net of other income.
(8) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of NOI and Cash Basis NOI. We calculate NOI and Cash Basis NOI for our unconsolidated joint ventures in the same manner that we calculate Property NOI and Property Cash Basis NOI.
(9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
19

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI (1)

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Calculation of Property NOI and Property Cash Basis NOI:							
Rental income (2)	$ 176,032	$ 174,777	$ 103,656	$ 106,102	$ 108,085	$ 350,809	$ 216,802
Property operating expenses	(55,309)	(57,909)	(41,630)	(41,640)	(39,982)	(113,218)	(82,473)
Property NOI	120,723	116,868	62,026	64,462	68,103	237,591	134,329
Non-cash straight line rent adjustments included in rental income (2)	(5,667)	(6,794)	(2,339)	(1,990)	(2,744)	(12,461)	(5,835)
Lease value amortization included in rental income (2)	1,446	1,147	542	773	753	2,593	1,588
Lease termination fees included in rental income (2)	(8,867)	(294)	(58)	(122)	—	(9,161)	—
Non-cash amortization included in property operating expenses (3)	(121)	(121)	(121)	(121)	(121)	(242)	(242)
Property Cash Basis NOI	$ 107,514	$ 110,806	$ 60,050	$ 63,002	$ 65,991	$ 218,320	$ 129,840
Reconciliation of Net Income (Loss) Available for Common Shareholders to Property NOI and Property Cash Basis NOI:							
Net income (loss) available for common shareholders	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ 29,602	$ (30,755)	$ 35,889
Preferred units of limited partnership distributions	—	—	—	—	93	—	371
Net income (loss)	(64,774)	34,019	(57,695)	(449)	29,695	(30,755)	36,260
(Income) loss from discontinued operations	—	—	18,150	(9,274)	(4,309)	—	(14,598)
Income (loss) from continuing operations	(64,774)	34,019	(39,545)	(9,723)	25,386	(30,755)	21,662
Equity in net (earnings) losses of investees	142	235	1,157	(94)	629	377	1,206
Income tax (benefit) expense	(130)	483	(7)	9	83	353	115
Loss on early extinguishment of debt	71	414	709	—	—	485	—
Interest expense	35,348	37,133	20,421	23,374	23,304	72,481	46,070
Interest income	(241)	(248)	(234)	(140)	(149)	(489)	(265)
Unrealized (gain) loss on equity securities	66,135	(22,128)	48,229	(17,425)	(10,321)	44,007	(23,252)
Dividend income	(980)	(980)	(425)	(304)	(304)	(1,960)	(608)
(Gain) loss on sale of real estate	17	(22,092)	(3,332)	—	(17,329)	(22,075)	(17,329)
General and administrative	8,744	8,723	(11,516)	22,383	4,449	17,467	14,055
Acquisition and transaction related costs	98	584	10,695	3,813	—	682	—
Loss on impairment of real estate	2,380	3,204	2,830	—	(316)	5,584	5,800
Depreciation and amortization	73,913	77,521	33,044	42,569	42,671	151,434	86,875
Property NOI	120,723	116,868	62,026	64,462	68,103	237,591	134,329
Non-cash amortization included in property operating expenses (3)	(121)	(121)	(121)	(121)	(121)	(242)	(242)
Lease termination fees included in rental income (2)	(8,867)	(294)	(58)	(122)	—	(9,161)	—
Lease value amortization included in rental income (2)	1,446	1,147	542	773	753	2,593	1,588
Non-cash straight line rent adjustments included in rental income (2)	(5,667)	(6,794)	(2,339)	(1,990)	(2,744)	(12,461)	(5,835)
Property Cash Basis NOI	$ 107,514	$ 110,806	$ 60,050	$ 63,002	$ 65,991	$ 218,320	$ 129,840

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of Property NOI and Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. Excludes three properties owned by our two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
20

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1)(2)

(dollars in thousands)

	For the Three Months Ended (3)		For the Six Months Ended (4)	
	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Reconciliation of Property NOI to Same Property NOI:				
Rental income	$ 176,032	$ 108,085	$ 350,809	$ 216,802
Property operating expenses	(55,309)	(39,982)	(113,218)	(82,473)
Property NOI	120,723	68,103	237,591	134,329
Less: NOI of properties not included in same property results				
SIR assets acquired	(67,415)	—	(127,937)	—
Historical OPI assets	(395)	(11,800)	(4,388)	(24,036)
Same property NOI	$ 52,913	$ 56,303	$ 105,266	$ 110,293
Calculation of Same Property Cash Basis NOI:				
Same property NOI	$ 52,913	$ 56,303	$ 105,266	$ 110,293
Add: Lease value amortization included in rental income (5)	289	500	607	1,047
Less: Non-cash straight line rent adjustments included in rental income (5)	(844)	(2,330)	(2,512)	(4,868)
Lease termination fees included in rental income (5)	(1,519)	—	(1,519)	—
Non-cash amortization included in property operating expenses (6)	(121)	(118)	(240)	(233)
Same property Cash Basis NOI	$ 50,718	$ 54,355	$ 101,602	$ 106,239

(1) See Exhibit A on page 34 for pro forma summary same property results that include the SIR properties acquired in the Merger and Exhibit B on page 35 for a reconciliation and calculation of pro forma Same Property NOI and Same Property Cash Basis NOI.

(2) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of Property NOI and Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(3) Based on properties we owned continuously since April 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(4) Based on properties we owned continuously since January 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(5) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(6) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
21

CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* (1)

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended					For the Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Net income (loss)	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ 29,695	$ (30,755)	$ 36,260
Add (less): Interest expense	35,348	37,133	20,421	23,374	23,304	72,481	46,070
Income tax (benefit) expense	(130)	483	(7)	9	83	353	115
Depreciation and amortization	73,913	77,521	33,044	42,569	42,671	151,434	86,875
EBITDA	44,357	149,156	(4,237)	65,503	95,753	193,513	169,320
Add (less): Loss on impairment of real estate	2,380	3,204	2,830	—	(316)	5,584	5,800
(Gain) loss on sale of real estate	17	(22,092)	(3,332)	—	(17,329)	(22,075)	(17,329)
Distributions received from unconsolidated joint ventures	600	521	705	813	1,410	1,121	2,233
Distributions received from SIR	—	—	—	12,708	12,708	—	25,416
Equity in earnings of SIR included in discontinued operations	—	—	(515)	(9,253)	(4,301)	—	(14,590)
Equity in losses of unconsolidated joint ventures	272	639	791	738	636	911	1,256
Net gain on issuance of shares by SIR included in discontinued operations	—	—	—	(21)	(8)	—	(8)
Loss on sale of SIR shares included in discontinued operations (2)	—	—	18,665	—	—	—	—
EBITDA*re*	47,626	131,428	14,907	70,488	88,553	179,054	172,098
Add (less): Acquisition and transaction related costs (3)	98	584	10,695	3,813	—	682	—
General and administrative expense paid in common shares (4)	967	864	334	461	604	1,831	542
Estimated business management incentive fees (5)	—	—	(16,973)	16,236	(2,150)	—	737
Loss on early extinguishment of debt	71	414	709	—	—	485	—
Unrealized (gain) loss on equity securities (6)	66,135	(22,128)	48,229	(17,425)	(10,321)	44,007	(23,252)
Adjusted EBITDA*re*	$ 114,897	$ 111,162	$ 57,901	$ 73,573	$ 76,686	$ 226,059	$ 150,125

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

22

re CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) (CONTINUED) (dollars in thousands) (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of EBITDA, EBITDAre and Adjusted EBITDAre and a description of why we (CONTINUED) believe they are appropriate supplemental measures and a description of how we use these measures. (2) On October 9, 2018, we sold our entire investment in SIR at a loss. (3) Acquisition and transaction related costs consist of costs incurred in connection with the Merger. (4) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR LLC. (5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of AND ADJUSTED EBITDA AND Adjusted EBITDAre until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No re business management incentive fee was payable under our business management agreement for 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (6) Unrealized gain (loss) on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period. On July 1, 2019, we sold our entire investment in RMR Inc. common stock. CALCULATION OF EBITDA, EBITDA CALCULATION Office Properties Income Trust 23 Supplemental Operating and Financial Data, June 30, 2019

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (1)

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Net income (loss) available for common shareholders	$ (64,774)	$ 34,019	$ (57,695)	$ (449)	$ 29,602	$ (30,755)	$ 35,889
Add (less): Depreciation and amortization:							
Consolidated properties	73,913	77,521	33,044	42,569	42,671	151,434	86,875
Unconsolidated joint venture properties	1,410	1,751	1,920	1,913	2,185	3,161	4,370
FFO attributable to SIR investment	—	—	1,859	19,012	12,414	—	30,902
Loss on impairment of real estate	2,380	3,204	2,830	—	(316)	5,584	5,800
Equity in earnings of SIR included in discontinued operations	—	—	(515)	(9,253)	(4,301)	—	(14,590)
(Gain) loss on sale of real estate	17	(22,092)	(3,332)	—	(17,329)	(22,075)	(17,329)
Unrealized (gain) loss on equity securities (2)	66,135	(22,128)	48,229	(17,425)	(10,321)	44,007	(23,252)
FFO available for common shareholders	79,081	72,275	26,340	36,367	54,605	151,356	108,665
Add (less): Acquisition and transaction related costs (3)	98	584	10,695	3,813	—	682	—
Loss on early extinguishment of debt	71	414	709	—	—	485	—
Normalized FFO attributable to SIR investment	—	—	1,524	15,584	11,292	—	26,898
FFO attributable to SIR investment	—	—	(1,859)	(19,012)	(12,414)	—	(30,902)
Net gain on issuance of shares by SIR included in discontinued operations	—	—	—	(21)	(8)	—	(8)
Estimated business management incentive fees (4)	—	—	(16,973)	16,236	(2,150)	—	737
Loss on sale of SIR shares included in discontinued operations (5)	—	—	18,665	—	—	—	—
Normalized FFO available for common shareholders	$ 79,250	$ 73,273	$ 39,101	$ 52,967	$ 51,325	$ 152,523	$ 105,390
Weighted average common shares outstanding (basic)	48,049	48,031	25,027	24,768	24,763	48,040	24,762
Weighted average common shares outstanding (diluted)	48,049	48,046	25,027	24,768	24,766	48,040	24,763
Per common share amounts:							
Net income (loss) available for common shareholders (basic and diluted)	$ (1.35)	$ 0.71	$ (2.31)	$ (0.02)	$ 1.20	$ (0.64)	$ 1.45
FFO available for common shareholders (basic)	$ 1.65	$ 1.50	$ 1.05	$ 1.47	$ 2.21	$ 3.15	$ 4.39
FFO available for common shareholders (diluted)	$ 1.65	$ 1.50	$ 1.05	$ 1.47	$ 2.20	$ 3.15	$ 4.39
Normalized FFO available for common shareholders (basic and diluted)	$ 1.65	$ 1.53	$ 1.56	$ 2.14	$ 2.07	$ 3.17	$ 4.26

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
24

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (1) (CONTINUED) (amounts in thousands, except per share data) (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of FFO available for common shareholders and Normalized FFO available for common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Unrealized gain (loss) on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our entire investment in RMR Inc. common stock. (3) Acquisition and transaction related costs consist of costs incurred in connection with the Merger. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) available for common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) available for common shareholders, we do not include such expense in the calculation of Normalized FFO available for common shareholders until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No business management incentive fee was payable under our business management agreement for 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (5) On October 9, 2018, we sold our entire investment in SIR at a loss. CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND FOR COMMON SHAREHOLDERS AVAILABLE OF FFO CALCULATION NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (CONTINUED) AVAILABLE NORMALIZED FFO Office Properties Income Trust 25 Supplemental Operating and Financial Data, June 30, 2019

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We present certain “non-GAAP financial measures” within the meaning of applicable SEC rules, including Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI, Pro Forma Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma EBITDA, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDAre, FFO available for common shareholders and Normalized FFO available for common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to income (loss) from continuing operations, net income (loss) or net income (loss) available for common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with income (loss) from continuing operations, net income (loss) and net income (loss) available for common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with income (loss) from continuing operations, net income (loss) and net income (loss) available for common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. Property NOI and Property Cash Basis NOI The calculations of Property net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) available for common shareholders in order to provide results that are more closely related to our property level results of operations. We calculate Property NOI and Property Cash Basis NOI as shown on page 20, Same Property NOI and Same Property Cash Basis NOI as shown on page 21, and Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI as shown in Exhibit B. We define Property NOI as income from our rental of real estate less our property operating expenses. Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Property Cash Basis NOI as Property NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Property NOI and Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We calculate Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI in the same manner we calculate the corresponding Same Property NOI and Same Property Cash Basis NOI, except that we calculate Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI as if the Merger had been completed on January 1, 2018. We use Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 22. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures and our prior investment in SIR included in discontinued operations. In calculating Adjusted EBITDAre, we adjust for the items shown on page 22 and include business management incentive fees only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, available for common shareholders and Normalized FFO available for common shareholders as shown on page 24. FFO available for common shareholders is calculated on the basis defined by Nareit, which is net income (loss) available for common shareholders, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, and the difference between FFO attributable to an equity investment and equity in earnings of SIR included in discontinued operations, but excluding impairment charges on and increases in the carrying value of real estate assets, any gain or loss on sale of real estate, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO available for common shareholders, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN available for common shareholders and Normalized FFO available for common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO available for common shareholders and Normalized FFO available for common shareholders differently than we do. Office Properties Income Trust 26 Supplemental Operating and Financial Data, June 30, 2019

PORTFOLIO INFORMATION Stevens Center, Richland, WA Square Feet:Office 140,152 Properties Income Trust 27 Agency Occupant:Supplemental Department Operating and of FinancialEnergy Data, June 30, 2019

SUMMARY SAME PROPERTY RESULTS

SUMMARY SAME PROPERTY RESULTS

(dollars and sq. ft. in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended (1) (2)		For the Six Months Ended (1)(3)	
	6/30/2019	6/30/2018	6/30/2019	6/30/2018
Properties (end of period)	112	112	112	112
Total sq. ft. (4)	13,474	13,474	13,474	13,474
Percent leased (5)	92.9 %	94.3%	92.9%	94.3%
Rental income (6)	$ 88,004	$ 90,634	$ 175,520	$ 180,033
Same Property NOI (7)	$ 52,913	$ 56,303	$ 105,266	$ 110,293
Same Property Cash Basis NOI (8)	$ 50,718	$ 54,355	$ 101,602	$ 106,239
Same Property NOI % margin (8)	60.1%	62.1%	60.0%	61.3%
Same Property Cash Basis NOI % margin (8)	58.0%	61.2%	58.5%	60.3%
Property NOI % change	(6.0%)		(4.6%)	
Same Property Cash Basis NOI % change	(6.7%)		(4.4%)	

(1) Excludes the SIR properties acquired in the Merger. See Exhibit A on page 34 for pro forma summary same property results as if the SIR properties acquired in the Merger were owned continuously since January 1, 2018.

(2) Based on properties we owned continuously since April 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(3) Based on properties we owned continuously since January 1, 2018. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(4) Subject to changes when space is remeasured or reconfigured for tenants.

(5) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.

(6) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(7) See page 20 for the calculation of Property NOI and Property Cash Basis NOI and a reconciliation of net income (loss) available for common shareholders determined in accordance with GAAP to those amounts and see page 21 for a calculation and reconciliation of Same Property NOI and Same Property Cash Basis NOI.

(8) Same Property NOI margin is defined as Same Property NOI as a percentage of rental income. Same Property Cash Basis NOI margin is defined as Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments and the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
28

OCCUPANCY AND LEASING SUMMARY

OCCUPANCY AND LEASING SUMMARY (1) (2)

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Properties (end of period)	209 (3)	212 (3)	247 (3) (4)	164	164
Total sq. ft. (5)	29,309 (3)	30,134 (3)	31,900 (3) (4)	17,046	17,046
Percentage leased	91.6% (3)	89.6% (3)	91.0% (3) (4)	93.3%	94.0%
Leasing Activity (sq. ft.): (5)					
New leases	122	121	117	84	117
Renewals	449	704	407	98	279
Total	571	825	524	182	396
% Change in GAAP Rent: (6)					
New leases	(11.1%)	3.6%	1.8%	0.6%	(2.5%)
Renewals	(3.9%)	14.3%	(9.9%)	(1.1%)	1.6%
Total	(5.3%)	12.8%	(8.2%)	(0.4%)	0.6%
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	8.0	8.8	7.0	7.0	6.8
Renewals	6.4	7.3	7.6	9.0	5.9
Total	6.7	7.5	7.5	8.1	6.2
Leasing Cost and Concession Commitments: (7)					
New leases	$ 8,709	$ 13,591	$ 5,334	$ 3,796	$ 4,653
Renewals	6,668	15,213	10,514	2,683	2,157
Total	$ 15,377	$ 28,804	$ 15,848	$ 6,479	$ 6,810
Leasing Cost and Concession Commitments per Sq. Ft.: (7)					
New leases	$ 71.66	$ 112.00	$ 45.75	$ 44.89	$ 39.76
Renewals	$ 14.84	$ 21.60	$ 25.82	$ 27.47	$ 7.72
Total	$ 26.94	$ 34.89	$ 30.25	$ 35.56	$ 17.18
Leasing Cost and Concession Commitments per Sq. Ft. per Year: (7)					
New leases	$ 8.92	$ 12.79	$ 6.51	$ 6.46	$ 5.84
Renewals	$ 2.34	$ 2.98	$ 3.38	$ 3.05	$ 1.31
Total	$ 4.01	$ 4.67	$ 4.03	$ 4.41	$ 2.79

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) The data presented as of December 31, 2018 and prior periods exclude the SIR properties acquired in the Merger, unless otherwise stated.
(3) Includes one leasable land parcel as of June 30, 2019, and two leasable land parcels as of March 31, 2019 and December 31, 2018.
(4) Includes the SIR properties acquired in the Merger.
(5) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants.
(6) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.
(7) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
29

TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of June 30, 2019 Percentage of Total Annualized Rental Income (1) Tenant Industry Tenant Credit Characteristics (2) (4) (3) TENANT DIVERSITY AND CREDIT CHARACTERISTICS TENANT DIVERSITY (1) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. (2) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 56.6% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8.6% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (3) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 30 Supplemental Operating and Financial Data, June 30, 2019

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

OFFICE PROPERTIES INCOME TRUST

As of June 30, 2019

(dollars in thousands)

	Tenant	Credit Rating (1)	Annualized Rental Income (2)	% of Total Annualized Rental Income (2)
1	U.S. Government	Investment Grade	$ 169,225	25.6%
2	State of California	Investment Grade	19,040	2.9%
3	Shook, Hardy & Bacon L.L.P.	Not Rated	18,854	2.9%
4	Bank of America Corporation	Investment Grade	16,604	2.5%
5	F5 Networks, Inc.	Not Rated	14,416	2.2%
6	Noble Energy, Inc.	Investment Grade	14,149	2.1%
7	Marathon Petroleum Corp.	Investment Grade	14,141	2.1%
8	WestRock Co.	Investment Grade	12,842	1.9%
9	CareFirst Inc.	Non Investment Grade	11,619	1.8%
10	Northrop Grumman Corporation	Investment Grade	11,346	1.7%
11	Tyson Foods, Inc.	Investment Grade	10,253	1.5%
12	Technicolor SA	Non Investment Grade	10,034	1.5%
13	Commonwealth of Massachusetts	Investment Grade	9,693	1.5%
14	Micro Focus International plc	Non Investment Grade	8,710	1.3%
15	CommScope Holding Company, Inc.	Non Investment Grade	7,931	1.2%
16	PNC Bank	Investment Grade	6,897	1.1%
17	State of Georgia	Investment Grade	6,790	1.0%
			$ 362,544	54.8%

(1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 56.6% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 8.6% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities were not liable for the payment of rents).

(2) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

31

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE (1)

As of June 30, 2019

(dollars and sq. ft. in thousands)

OFFICE PROPERTIES INCOME TRUST

Year (2)	Number of Leases Expiring	Leased Square Feet Expiring (3)	% of Total Leased Square Feet Expiring (3)	Cumulative % of Total Leased Square Feet Expiring (3)	Annualized Rental Income Expiring (4)	% of Total Annualized Rental Income Expiring (4)	Cumulative % of Total Annualized Rental Income Expiring (4)
2019	49	1,770	6.6%	6.6%	$ 52,762	8.0%	8.0%
2020	69	1,619	6.0%	12.6%	43,054	6.5%	14.5%
2021	69	1,991	7.4%	20.0%	46,156	7.0%	21.5%
2022	86	2,378	8.9%	28.9%	61,304	9.3%	30.8%
2023	64	2,866	10.7%	39.6%	72,073	10.9%	41.7%
2024	61	3,725	13.9%	53.5%	95,088	14.4%	56.1%
2025	36	2,042	7.6%	61.1%	44,467	6.7%	62.8%
2026	28	1,911	7.1%	68.2%	49,628	7.5%	70.3%
2027	28	1,999	7.4%	75.6%	49,073	7.4%	77.7%
2028 and thereafter	53	6,559	24.4%	100.0%	148,164	22.3%	100.0%
Total	543	26,860	100.0%		$ 661,769	100.0%	
Weighted average remaining lease term (in years)		6.0			5.8		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets.
(3) Leased square feet is pursuant to leases existing as of June 30, 2019, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants.
(4) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
32

75 Pleasant Street, Malden, MA Square Feet: 125,521 Occupant: Department of Education, Commonwealth of Massachusetts EXHIBITS Certain pro forma financial information is presented in the Exhibits to this supplemental operating and financial data report, as well as certain property information for SIR, as if the Merger had occurred on October 1, 2018. Such pro forma financial information is not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, our capital structure, our property levelOffice operating Properties expenses Income and revenues, Trust including rents expected to be received on our existing leases or leases we may enter into, changes in interest rates and other reasons. Actual future results are likely to be different33 from amounts presented in theSupplemental pro forma financial Operating information and and Financialsuch differences Data, could June 30, be significant. 2019

PRO FORMA SUMMARY SAME PROPERTY RESULTS

PRO FORMA SUMMARY SAME PROPERTY RESULTS (1)

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

OPI (Excluding SIR Properties):	For the Three Months Ended 6/30/2019	For the Three Months Ended 6/30/2018
Leasable properties	112	112
Total sq. ft. (2)	13,474	13,474
Percent leased (3)	92.9%	94.3%
Same Property Cash Basis NOI (4)	$ 50,718	$ 54,355
Same Property Cash Basis NOI % change	(6.7%)	

SIR Properties:	For the Three Months Ended 6/30/2019	6/30/2018 As reported SIR (excluding ILPT)	6/30/2018 Less: Dispositions (5)	6/30/2018 Pro Forma SIR
Leasable properties (6)	97	100	(3)	97
Total sq. ft. (2)	15,835	16,956	(1,121)	15,835
Percent leased (3)	90.6%	87.5%	—%	88.7%
Same Property Cash Basis NOI (4)	$ 56,554	$ 55,519	$ 630	$ 56,149
Same Property Cash Basis NOI % change	0.7%			

Pro Forma Combined:	For the Three Months Ended 6/30/2019	For the Three Months Ended 6/30/2018
Leasable properties (6)	209	209
Total sq. ft. (2)	29,309	29,309
Percent leased (3)	91.6%	94.0%
Same Property Cash Basis NOI (4)	$ 107,272	$ 110,504
Same Property Cash Basis NOI % change	(2.9%)	

(1) OPI (excluding SIR properties) same property results for the three months ended June 30, 2019 and 2018 are based on properties owned continuously since April 1, 2018. SIR properties same property results for the three months ended June 30, 2019 and 2018 are based on properties SIR owned prior to the Merger and owned continuously since April 1, 2018 and which OPI owned continuously since the Merger. Pro forma combined same property results combine the same property results of OPI and SIR for the three months ended June 30, 2019 and 2018, as if the Merger had occurred on January 1, 2018. See calculation of pro forma Same Property Cash Basis NOI for the three months ended June 30, 2019 on page 35.

(2) Subject to changes when space is remeasured or reconfigured for tenants.

(3) Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date.

(4) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definition of Same Property Cash Basis NOI, a description of why we believe it is an appropriate supplemental measure and a description of how we use this measure.

(5) Includes a vacant land parcel SIR sold in August 2018, a property OPI sold in May 2019 and a vacant land parcel OPI sold in June 2019.

(6) Includes one leasable land parcel as of June 30, 2019 and pro forma June 30, 2018.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
34

RECONCILIATION AND CALCULATION OF PRO FORMA
SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

RECONCILIATION AND CALCULATION OF PRO FORMA SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1)

EXHIBIT B

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended June 30, 2019		
	OPI (Excludes SIR Properties)	SIR Properties	Pro Forma Combined
Reconciliation of Property NOI to Same Property NOI: (2)			
Rental income (3)	$ 88,663	$ 87,369	$ 176,032
Property operating expenses	(35,355)	(19,954)	(55,309)
Property NOI	53,308	67,415	120,723
Less: NOI of properties not included in same property results	(395)	—	(395)
Same property NOI	$ 52,913	$ 67,415	$ 120,328
Calculation of Same Property Cash Basis NOI: (2)			
Same property NOI	$ 52,913	$ 67,415	$ 120,328
Add: Lease value amortization included in rental income (3)	289	1,156	1,445
Less: Non-cash straight line rent adjustments included in rental income (3)	(844)	(4,669)	(5,513)
Lease termination fees included in rental income (3)	(1,519)	(7,348)	(8,867)
Non-cash amortization included in property operating expenses (4)	(121)	—	(121)
Same Property Cash Basis NOI	$ 50,718	$ 56,554	$ 107,272

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of Property NOI and Property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) OPI (excluding SIR properties) same property results for the three months ended June 30, 2019 are based on properties owned continuously since April 1, 2018. SIR properties same property results for the three months ended June 30, 2019 are based on properties SIR owned prior to the Merger and owned continuously since April 1, 2018 and which OPI owned continuously since the Merger. Pro forma combined same property results combine the same property results of OPI and SIR for the three months ended June 30, 2019 and as if the Merger had occurred on January 1, 2018.

(3) We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to us by its tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
35

PRO FORMA CAPITAL EXPENDITURES SUMMARY

PRO FORMA CAPITAL EXPENDITURES SUMMARY (1)(2)

EXHIBIT C

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
OPI:					
Tenant improvements (3)	$ 7,123	$ 4,912	$ 5,450	$ 2,293	$ 3,854
Leasing costs (4)	6,760	7,325	5,635	1,831	1,626
Building improvements (5)	7,317	4,308	11,250	6,707	4,048
Recurring capital expenditures	21,200	16,545	22,335	10,831	9,528
Development, redevelopment and other activities (6)	959	226	1,148	664	734
Total capital expenditures	$ 22,159	$ 16,771	$ 23,483	$ 11,495	$ 10,262
SIR Properties:					
Tenant improvements (3)	$ —	$ —	$ 1,109	$ 3,318	$ 6,671
Leasing costs (4)	—	—	893	211	308
Building improvements (5)	—	—	1,261	1,464	660
Recurring capital expenditures	—	—	3,263	4,993	7,639
Development, redevelopment and other activities (6)	—	—	392	950	1,067
Total capital expenditures	$ —	$ —	$ 3,655	$ 5,943	$ 8,706
Pro Forma Combined:					
Tenant improvements (3)	$ 7,123	$ 4,912	$ 6,559	$ 5,611	$ 10,525
Leasing costs (4)	6,760	7,325	6,528	2,042	1,934
Building improvements (5)	7,317	4,308	12,511	8,171	4,708
Recurring capital expenditures	21,200	16,545	25,598	15,824	17,167
Development, redevelopment and other activities (6)	959	226	1,540	1,614	1,801
Total capital expenditures	$ 22,159	$ 16,771	$ 27,138	$ 17,438	$ 18,968

(1) Historical data for OPI for periods prior to the three months ended March 31, 2019 does not include capital expenditures for the SIR properties acquired in the Merger.
(2) The OPI data presented excludes capital expenditures of three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for additional information regarding these joint ventures.
(3) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(4) Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements.
(5) Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(6) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property, or (ii) capital expenditure projects that reposition a property or result in new sources of revenue.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
36

PRO FORMA CALCULATION OF EBITDA, EBITDAre and ADJUSTED EBITDAre

OFFICE PROPERTIES INCOME TRUST

PRO FORMA CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* (1) AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT D

(dollars in thousands)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Net loss	$ (57,695)	$ (139)	$ (57,834)	$ (51,551)	$ (17,493)	$ (69,044)	$ (4,744)	$ (131,622)
Add (less): Interest expense	20,421	(376)	20,045	23,701	(4,472)	19,229	241	39,515
Income tax (benefit) expense	(7)	—	(7)	10	(8)	2	—	(5)
Depreciation and amortization	33,044	—	33,044	36,220	(7,327)	28,893	5,782	67,719
EBITDA	(4,237)	(515)	(4,752)	8,380	(29,300)	(20,920)	1,279	(24,393)
Add (less): Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Gain on sale of real estate	(3,332)	—	(3,332)	—	—	—	—	(3,332)
Distributions received from unconsolidated joint ventures	705	—	705	—	—	—	—	705
Equity in earnings of SIR included in discontinued operations	(515)	515	—	—	—	—	—	—
Equity in losses of unconsolidated joint ventures	791	—	791	—	—	—	—	791
Loss on sale of SIR common shares included in discontinued operations (2)	18,665	—	18,665	—	—	—	—	18,665
EBITDA*re*	14,907	—	14,907	8,380	(29,300)	(20,920)	1,279	(4,734)
Add (less): Acquisition and transaction related costs (3)	10,695	—	10,695	9,193	—	9,193	—	19,888
General and administrative expense paid in common shares (4)	334	—	334	842	(235)	607	—	941
Estimated business management incentive fees (5)	(16,973)	—	(16,973)	(21,479)	—	(21,479)	—	(38,452)
Loss on extinguishment of debt	709	—	709	—	—	—	—	709
Unrealized loss on equity securities (6)	48,229	—	48,229	63,029	—	63,029	—	111,258
Adjusted EBITDA*re*	$ 57,901	$ —	$ 57,901	$ 59,965	$ (29,535)	$ 30,430	$ 1,279	$ 89,610

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for the definitions of EBITDA, EBITDA*re* and Adjusted EBITDA*re* and a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.
(2) On October 9, 2018, we sold our entire investment in SIR at a loss.
(3) Acquisition and transaction related costs include costs incurred in connection with the Merger.
(4) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.
(5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net loss in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDA*re* until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No incentive management fee was payable under our business management agreement for the year ended December 31, 2018. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019 and is reflected in the pro forma calculation of Adjusted EBITDA*re* as shown above in the SIR and SIR Adjusted columns.
(6) Unrealized loss on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period. On July 1, 2019, we sold our entire investment in RMR Inc. common stock.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

37

PROPERTY DETAIL

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

PROPERTY DETAIL(1)

As of June 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
Inverness Center	Birmingham, AL	3	448	25.2%	$ 2,452	$ 18,414	$ 18,231	12/31/2018	1985
445 Jan Davis Drive	Huntsville, AL	1	57	100.0%	1,038	3,016	2,996	12/31/2018	2007
4905 Moores Mill Road	Huntsville, AL	1	1,371	100.0%	10,034	41,748	41,204	12/31/2018	2007
131 Clayton Street	Montgomery, AL	1	58	100.0%	1,575	10,061	8,239	6/22/2011	2007
4344 Carmichael Road	Montgomery, AL	1	49	100.0%	1,527	13,042	11,439	12/17/2013	2009
15451 North 28th Avenue	Phoenix, AZ	1	67	100.0%	1,473	9,937	8,993	9/10/2014	2013
16001 North 28th Avenue	Phoenix, AZ	1	106	100.0%	1,914	3,833	3,827	12/31/2018	2007
2149 West Dunlap Avenue	Phoenix, AZ	1	123	100.0%	2,553	6,824	6,821	12/31/2018	1983
711 S 14th Avenue	Safford, AZ	1	36	94.4%	920	8,229	7,907	6/16/2010	1992
Regents Center	Tempe, AZ	2	101	100.0%	2,130	7,220	7,144	12/31/2018	1988
Campbell Place	Carlsbad, CA	2	95	100.0%	2,576	9,799	9,741	12/31/2018	2007
Folsom Corporate Center	Folsom, CA	1	96	100.0%	2,965	8,555	8,467	12/31/2018	2009
5045 East Butler Street	Fresno, CA	1	532	100.0%	8,384	68,533	42,735	8/29/2002	1971
10949 N. Mather Boulevard	Rancho Cordova, CA	1	94	100.0%	2,609	17,844	15,423	10/30/2013	2012
11020 Sun Center Drive	Rancho Cordova, CA	1	83	100.0%	2,024	10,938	10,278	12/20/2016	2016
100 Redwood Shores Parkway	Redwood City, CA	1	63	100.0%	3,214	22,351	22,243	12/31/2018	2014
3875 Atherton Road	Rocklin, CA	1	19	100.0%	420	1,038	1,027	12/31/2018	1991
801 K Street	Sacramento, CA	1	338	89.9%	9,882	73,198	66,096	1/29/2016	2002
9815 Goethe Road	Sacramento, CA	1	88	100.0%	1,953	12,438	10,275	9/14/2011	1992
Capitol Place	Sacramento, CA	1	164	92.7%	4,878	47,323	36,276	12/17/2009	1988
4560 Viewridge Road	San Diego, CA	1	93	100.0%	3,350	26,904	15,835	3/31/1997	1996
2115 O'Nel Drive	San Jose, CA	1	99	100.0%	3,352	17,505	17,434	12/31/2018	2013
6448-6450 Via Del Oro	San Jose, CA	1	76	—%	—	6,774	6,746	12/31/2018	1983
North First Street	San Jose, CA	1	64	100.0%	2,202	12,412	12,354	12/31/2018	2013
Rio Robles Drive	San Jose, CA	3	186	100.0%	4,882	37,723	37,526	12/31/2018	2011
2450 and 2500 Walsh Avenue	Santa Clara, CA	2	132	100.0%	4,803	30,263	30,030	12/31/2018	2014
3250 and 3260 Jay Street	Santa Clara, CA	2	149	100.0%	6,335	34,219	34,022	12/31/2018	2013
603 San Juan Avenue	Stockton, CA	1	22	100.0%	971	6,033	5,087	7/20/2012	2012
350 West Java Drive	Sunnyvale, CA	1	96	100.0%	3,128	25,268	25,261	12/31/2018	2012
7958 South Chester Street	Centennial, CO	1	168	100.0%	5,202	13,945	13,845	12/31/2018	2000
350 Spectrum Loop	Colorado Springs, CO	1	156	100.0%	2,686	11,558	11,450	12/31/2018	2000
333 Inverness Drive South	Englewood, CO	1	140	100.0%	3,018	10,335	10,266	12/31/2018	1998
12795 West Alameda Parkway	Lakewood, CO	1	167	100.0%	4,544	27,677	21,802	1/15/2010	1988
Corporate Center	Lakewood, CO	3	213	100.0%	4,819	34,313	21,361	10/11/2002	2004
1 Targeting Center	Windsor, CT	1	97	100.0%	1,281	1,978	1,969	12/31/2018	1999
11 Dupont Circle, NW	Washington, DC	1	153	78.4%	7,301	76,655	74,238	10/2/2017	2004
1211 Connecticut Avenue, NW	Washington, DC	1	132	80.3%	5,097	56,595	55,300	10/2/2017	2014
1401 K Street, NW	Washington, DC	1	123	87.8%	6,117	67,471	65,292	10/2/2017	2016
20 Massachusetts Avenue	Washington, DC	1	334	76.3%	14,902	84,933	48,745	3/31/1997	1996
440 First Street, NW	Washington, DC	1	142	96.5%	8,390	67,820	66,019	10/2/2017	2013

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of June 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
625 Indiana Avenue	Washington, DC	1	161	95.0%	7,597	59,407	51,296	8/17/2010	1989
840 First Street, NE	Washington, DC	1	253	98.4%	13,515	117,376	114,118	10/2/2017	2003
10350 NW 112th Avenue	Miami, FL	1	79	100.0%	3,111	7,615	7,577	12/31/2018	2002
7850 Southwest 6th Court	Plantation, FL	1	136	100.0%	4,441	35,775	29,353	5/12/2011	1999
8900 Grand Oak Circle	Tampa, FL	1	68	100.0%	2,062	13,177	10,548	10/15/2010	2008
180 Ted Turner Drive SW	Atlanta, GA	1	91	100.0%	3,664	25,959	22,473	7/25/2012	2007
Corporate Square	Atlanta, GA	5	378	100.0%	8,530	61,656	47,251	7/16/2004	1967
Executive Park	Atlanta, GA	1	126	100.0%	1,612	17,343	11,234	7/16/2004	2014
One Georgia Center	Atlanta, GA	1	376	96.5%	8,008	45,857	39,850	9/30/2011	2008
One Primerica Parkway	Duluth, GA	1	344	100.0%	5,398	30,114	29,794	12/31/2018	2013
4712 Southpark Boulevard	Ellenwood, GA	1	352	100.0%	3,131	21,139	17,736	7/25/2012	2005
91-209 Kuhela Street	Kapolei, HI	1	109	—%	—	2,008	2,008	12/31/2018	Land
8305 NW 62nd Avenue	Johnston, IA	1	199	100.0%	3,283	10,730	10,619	12/31/2018	2011
1185, 1249 & 1387 S. Vinnell Way	Boise, ID	3	181	100.0%	4,697	33,351	28,076	9/11/2012	2002
2020 S. Arlington Heights	Arlington Heights, IL	1	58	100.0%	2,050	15,482	12,198	12/29/2009	2002
400 South Jefferson Street	Chicago, IL	1	248	100.0%	10,253	39,806	39,525	12/31/2018	2012
475 Bond Street	Lincolnshire, IL	1	223	100.0%	1,667	5,489	5,481	12/31/2018	2000
1415 West Diehl Road	Naperville, IL	1	820	77.9%	14,234	33,619	33,311	12/31/2018	2001
440 North Fairway Drive	Vernon Hills, IL	1	100	100.0%	1,842	4,945	4,938	12/31/2018	2009
7601 and 7635 Interactive Way	Indianapolis, IN	2	275	100.0%	4,603	17,999	17,810	12/31/2018	2008
Intech Park	Indianapolis, IN	3	434	82.9%	8,524	78,751	64,228	10/14/2011	2008
The Atrium at Circleport II	Erlanger, KY	1	86	100.0%	1,259	3,758	3,718	12/31/2018	1999
7125 Industrial Road	Florence, KY	1	168	100.0%	2,584	13,571	11,653	12/31/2012	2002
251 Causeway Street	Boston, MA	1	141	95.7%	4,414	25,180	20,800	8/17/2010	1988
300 and 330 Billerica Road	Chelmsford, MA	2	209	—%	—	4,864	4,863	12/31/2018	2006
75 Pleasant Street	Malden, MA	1	126	100.0%	4,972	32,821	25,720	5/24/2010	2008
25 Newport Avenue	Quincy, MA	1	93	100.0%	2,114	13,728	11,487	2/16/2011	2009
One Montvale Avenue	Stoneham, MA	1	98	93.9%	2,548	15,063	12,171	6/16/2010	1987
314 Littleton Road	Westford, MA	1	175	100.0%	3,801	14,331	14,212	12/31/2018	2013
Annapolis Commerce Center	Annapolis, MD	2	101	100.0%	2,461	12,075	11,678	10/2/2017	1990
4201 Patterson Avenue	Baltimore, MD	1	85	100.0%	1,270	12,975	7,794	10/15/1998	2014
7001 Columbia Gateway Drive	Columbia, MD	1	120	100.0%	4,059	16,128	15,974	12/31/2018	2008
Hillside Center	Columbia, MD	2	87	93.1%	1,822	8,194	7,995	10/2/2017	2014
TenThreeTwenty	Columbia, MD	1	140	97.9%	3,915	20,911	20,064	10/2/2017	2013

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
39

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of June 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
3300 75th Avenue	Landover, MD	1	266	100.0%	5,323	41,827	33,030	2/26/2010	2004
1401 Rockville Pike	Rockville, MD	1	190	94.2%	4,688	49,154	28,860	2/2/1998	2015
2115 East Jefferson Street	Rockville, MD	1	129	84.5%	3,059	14,886	13,218	8/27/2013	2003
Redland 520/530	Rockville, MD	3	352	92.9%	11,869	75,636	72,898	10/2/2017	2017
Redland 540	Rockville, MD	1	131	85.5%	3,733	34,414	33,121	10/2/2017	2017
Rutherford Business Park	Windsor Mill, MD	1	80	100.0%	1,981	12,270	10,572	11/16/2012	2011
Meadows Business Park	Woodlawn, MD	2	183	91.8%	3,546	27,546	22,436	2/15/2011	1997
3550 Green Court	Ann Arbor, MI	1	82	100.0%	1,721	8,555	8,483	12/31/2018	1998
11411 E. Jefferson Avenue	Detroit, MI	1	56	100.0%	2,700	19,070	14,904	4/23/2010	2009
Rosedale Corporate Plaza	Roseville, MN	1	61	100.0%	1,126	8,243	4,627	12/1/1999	1987
1300 Summit Street	Kansas City, MO	1	87	100.0%	2,384	15,845	13,678	9/27/2012	1998
2555 Grand Boulevard	Kansas City, MO	1	596	100.0%	18,860	47,396	46,766	12/31/2018	2003
4241-4300 NE 34th Street	Kansas City, MO	1	98	100.0%	1,872	11,762	7,409	3/31/1997	1996
1220 Echelon Parkway	Jackson, MS	1	110	100.0%	3,977	26,156	21,726	7/25/2012	2009
2300 and 2400 Yorkmont Road	Charlotte, NC	2	284	100.0%	6,619	21,872	21,605	12/31/2018	1995
18010 and 18020 Burt Street	Omaha, NE	2	203	100.0%	4,215	19,631	19,457	12/31/2018	2012
500 Charles Ewing Boulevard	Ewing, NJ	1	250	100.0%	6,018	31,054	30,691	12/31/2018	2012
299 Jefferson Road	Parsippany, NJ	1	151	100.0%	4,053	7,516	7,476	12/31/2018	2011
One Jefferson Road	Parsippany, NJ	1	100	100.0%	4,362	9,741	9,670	12/31/2018	2009
50 West State Street	Trenton, NJ	1	267	84.3%	6,656	46,521	37,933	12/30/2010	1989
Airline Corporate Center	Colonie, NY	1	64	100.0%	1,107	7,596	6,443	6/22/2012	2004
5000 Corporate Court	Holtsville, NY	1	264	86.0%	6,165	27,816	23,682	8/31/2011	2000
8687 Carling Road	Liverpool, NY	1	38	100.0%	856	571	571	12/31/2018	2007
1212 Pittsford - Victor Road	Pittsford, NY	1	55	100.0%	1,057	692	691	12/31/2018	2003
500 Canal View Boulevard	Rochester, NY	1	95	17.9%	343	2,461	2,454	12/31/2018	1997
2231 Schrock Road	Columbus, OH	1	42	100.0%	765	1,011	1,008	12/31/2018	1999
4600 25th Avenue	Salem, OR	1	233	86.7%	4,719	30,150	24,786	12/20/2011	2007
8800 Tinicum Boulevard	Philadelphia, PA	1	441	100.0%	6,897	28,483	28,166	12/31/2018	2000
Synergy Business Park	Columbia, SC	3	181	95.6%	2,322	17,797	13,118	5/10/2006;9/17/2010	1985
9680 Old Bailes Road	Fort Mill, SC	1	60	100.0%	793	3,808	3,766	12/31/2018	2007
One Memphis Place	Memphis, TN	1	205	73.7%	3,027	12,658	9,932	9/17/2010	1985
16001 North Dallas Parkway	Addison, TX	2	554	100.0%	15,138	74,353	73,412	12/31/2018	1996
Research Park	Austin, TX	2	149	100.0%	3,266	18,474	18,088	12/31/2018	1999
1001 Noble Energy Way	Houston, TX	1	497	100.0%	14,149	34,717	34,310	12/31/2018	2013

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

40

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of June 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
10451 Clay Road	Houston, TX	1	97	100.0%	2,257	15,873	15,730	12/31/2018	2013
202 North Castlegory Road	Houston, TX	1	84	100.0%	2,883	5,934	5,868	12/31/2018	2016
6380 Rogerdale Road	Houston, TX	1	206	100.0%	5,854	18,889	18,804	12/31/2018	2006
4221 W. John Carpenter Freeway	Irving, TX	1	54	100.0%	857	3,808	3,745	12/31/2018	1995
8675,8701-8711 Freeport Pkwy and 8901 Esters Boulevard	Irving, TX	3	458	100.0%	6,270	42,081	41,640	12/31/2018	1990
1511 East Common Street	New Braunfels, TX	1	63	100.0%	1,092	6,329	6,312	12/31/2018	2005
2900 West Plano Parkway	Plano, TX	1	191	100.0%	1,475	15,774	15,651	12/31/2018	1998
3400 West Plano Parkway	Plano, TX	1	235	100.0%	1,542	20,989	20,765	12/31/2018	1994
19100 Ridgewood Parkway	San Antonio, TX	1	618	100.0%	14,141	148,205	146,210	12/31/2018	2008
3600 Wiseman Boulevard	San Antonio, TX	1	100	100.0%	3,399	10,236	10,138	12/31/2018	2004
701 Clay Road	Waco, TX	1	139	100.0%	3,481	14,709	9,524	12/23/1997	1997
1800 Novell Place	Provo, UT	1	406	100.0%	8,710	51,377	50,722	12/31/2018	2000
4885-4931 North 300 West	Provo, UT	2	125	100.0%	3,916	13,450	13,311	12/31/2018	2009
14660, 14672 & 14668 Lee Road	Chantilly, VA	3	409	98.8%	13,673	83,663	78,848	12/22/2016	2006
1434 Crossways	Chesapeake, VA	2	214	100.0%	4,075	25,028	23,735	10/2/2017	2002
Greenbrier Towers	Chesapeake, VA	2	172	86.6%	3,101	15,532	14,761	10/2/2017	1987
Enterchange at Meadowville	Chester, VA	1	228	40.4%	644	11,370	9,937	8/28/2013	2011
3920 Pender Drive	Fairfax, VA	1	83	100.0%	2,447	16,342	14,636	3/21/2014	2011
Pender Business Park	Fairfax, VA	4	171	83.6%	3,415	24,597	21,393	11/4/2013	2000
Three Flint Hill	Fairfax, VA	1	184	75.0%	4,411	33,168	31,606	10/2/2017	2011
7987 Ashton Avenue	Manassas, VA	1	69	100.0%	1,654	10,482	9,905	1/3/2017	1989
Two Commercial Place	Norfolk, VA	1	289	100.0%	5,925	26,220	25,938	12/31/2018	2016
1759 & 1760 Business Center Drive	Reston, VA	2	406	100.0%	12,436	90,472	80,141	5/28/2014	1996
1775 Wiehle Avenue	Reston, VA	1	130	63.1%	3,237	31,097	29,911	10/2/2017	2001
501 South 5th Street	Richmond, VA	1	311	100.0%	12,842	54,308	53,737	12/31/2018	2009
9201 Forest Hill Avenue	Richmond, VA	1	50	100.0%	1,232	1,795	1,790	12/31/2018	1985
9960 Mayland Drive	Richmond, VA	1	174	98.9%	3,578	20,435	18,127	5/20/2014	1994
Parham Place	Richmond, VA	3	89	100.0%	1,631	2,041	2,026	12/31/2018	2014
1751 Blue Hills Drive	Roanoke, VA	1	399	100.0%	1,949	10,533	10,424	12/31/2018	2003
Aquia Commerce Center	Stafford, VA	2	65	100.0%	1,858	10,323	8,652	6/22/2011	1999
Atlantic Corporate Park	Sterling, VA	2	221	99.5%	6,073	35,253	33,943	10/2/2017	2008
Orbital Sciences Campus	Sterling, VA	3	337	100.0%	11,346	31,845	31,558	12/31/2018	2001
Sterling Business Park Lots 8 and 9	Sterling, VA	1	167	100.0%	5,445	53,552	51,613	10/2/2017	2016
65 Bowdoin Street	S. Burlington, VT	1	27	100.0%	1,129	9,256	7,275	4/9/2010	2009

See notes on page 42.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019

41

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of June 30, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income (2)	Undepreciated Carrying Value (3)	Depreciated Carrying Value (3)	Date Acquired (4)	Year Built or Most Recent Renovation
840 North Broadway	Everett, WA	2	112	100.0%	2,665	20,917	17,513	6/28/2012	1990
Stevens Center	Richland, WA	2	140	100.0%	2,973	25,455	15,206	3/31/1997	1995
351, 401, 501 Elliott Ave West	Seattle, WA	3	300	100.0%	14,450	77,661	76,944	12/31/2018	2000
11050 West Liberty Drive	Milwaukee, WI	1	29	100.0%	803	5,587	4,647	6/9/2011	2006
882 TJ Jackson Drive	Falling Waters, WV	1	40	—%	—	5,062	2,795	3/31/1997	1993
5353 Yellowstone Road	Cheyenne, WY	1	106	100.0%	2,170	11,145	6,369	3/31/1997	1995
Total		200	27,622		644,747	3,816,394	3,422,334		
Held for Sale: (4)									
9174 Sky Park Centre	San Diego, CA	1	44	95.5%	1,200	8,923	5,441	6/24/2002	1,986
10-12 Celina Avenue	Nashua, NH	1	322	100.0%	2,462	18,654	15,098	8/31/2009	1997
400 State Street	Kansas City, KS	1	171	91.2%	2,971	15,980	12,322	6/16/2010	1971
4181 Ruffin Road	San Diego, CA	1	148	83.1%	3,037	20,867	16,670	7/16/2010	2013
501 Ridge Avenue	Hanover, PA	1	502	—%	—	5,622	5,585	12/31/2018	1965
Bayside Technology Park	Fremont, CA	1	101	100.0%	2,325	16,889	16,875	12/31/2018	1990
Capitol Tower	Topeka, KS	1	144	100.0%	2,704	5,901	5,845	12/31/2018	2006
2090 Fortune Drive	San Jose, CA	1	72	100.0%	1,261	10,425	10,425	12/31/2018	2014
2115-2116 East Randol Mill Road	Arlington, TX	1	183	100.0%	1,062	9,758	9,670	12/31/2018	1989
		9	1,687		17,022	113,019	97,931		
Grand Total		209	29,309	91.6%	$ 661,769	$ 3,929,413	$ 3,520,265		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 50% and 51% interests. See page 19 for more information regarding these joint ventures.
(2) Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of June 30, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization.
(3) Carrying values exclude intangible and other assets.
(4) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in June 2009 in connection with our initial public offering.

Office Properties Income Trust
Supplemental Operating and Financial Data, June 30, 2019
42

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial package may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Office Properties Income Trust 43 Supplemental Operating and Financial Data, June 30, 2019